UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: November 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

INCOME TRUST

WESTERN ASSET EMERGING MARKETS

DEBT PORTFOLIO

FORM N-Q

NOVEMBER 30, 2010

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited)	November 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 54.6%
Argentina - 4.3%
Republic of Argentina	7.820%	12/31/33	189,432	EUR	$178,272	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	655,262		585,640
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	580,623	EUR	84,977	(a)(g)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	174,522	ARS	5,594	(a)(g)
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	5,000		656	(a)(g)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		162,414
Republic of Argentina, Senior Bonds	7.000%	10/3/15	285,000		255,028
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	45,893
Republic of Argentina, Senior Notes	8.750%	6/2/17	787,758		786,970

Total Argentina					2,105,444

Brazil - 6.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,497,000	BRL	854,538
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	799,000	BRL	438,280
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	516,000	BRL	272,012
Federative Republic of Brazil	7.125%	1/20/37	305,000		377,438
Federative Republic of Brazil	11.000%	8/17/40	420,000		580,230
Federative Republic of Brazil, Collective Action
Securities, Notes	8.000%	1/15/18	166,667		199,583
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	320,000		341,920

Total Brazil					3,064,001

Chile - 0.5%
Republic of Chile, Senior Notes	3.875%	8/5/20	260,000		265,200

Colombia - 4.6%
Republic of Colombia	7.375%	9/18/37	402,000		500,490
Republic of Colombia, Senior Bonds	6.125%	1/18/41	550,000		588,500
Republic of Colombia, Senior Notes	7.375%	3/18/19	960,000		1,185,600

Total Colombia					2,274,590

Hungary - 0.7%
Republic of Hungary, Senior Notes	6.250%	1/29/20	330,000		322,453

Indonesia - 4.1%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	300,000		360,750	(b)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	650,000		734,500	(b)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	190,611
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	640,000		739,216	(b)

Total Indonesia					2,025,077

Malaysia - 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,250,000	MYR	402,632

Mexico - 2.2%
United Mexican States	8.125%	12/30/19	100,000		132,250
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	229,605
United Mexican States, Medium-Term Notes	6.050%	1/11/40	140,000		149,450
United Mexican States, Senior Notes	5.950%	3/19/19	415,000		478,287
United Mexican States, Senior Notes	5.125%	1/15/20	110,000		119,350

Total Mexico					1,108,942

Panama - 1.9%
Republic of Panama	7.250%	3/15/15	179,000		210,325
Republic of Panama	9.375%	4/1/29	177,000		253,995
Republic of Panama	6.700%	1/26/36	420,000		490,350

Total Panama					954,670

Peru - 3.8%
Republic of Peru	8.750%	11/21/33	627,000		895,043
Republic of Peru, Bonds	7.840%	8/12/20	580,000	PEN	234,704
Republic of Peru, Bonds	6.550%	3/14/37	208,000		238,160
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		185,250

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Republic of Peru, Senior Notes	7.125%	3/30/19	245,000		$300,125

Total Peru					1,853,282

Poland - 0.8%
Republic of Poland, Bonds	5.500%	4/25/15	460,000	PLN	148,812
Republic of Poland, Senior Notes	6.375%	7/15/19	200,000		223,033

Total Poland					371,845

Qatar - 0.5%
State of Qatar, Senior Notes	4.000%	1/20/15	230,000		240,925	(b)

Russia - 8.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		130,162	(b)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		130,935	(b)
Russian Agricultural Bank, Credit-Linked Notes (HSBC Bank PLC)	8.900%	12/20/10	8,815,000	RUB	269,383	(b)(c)(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	2,982,140		3,440,793	(b)

Total Russia					3,971,273

Turkey - 9.2%
Republic of Turkey, Bonds	10.000%	1/9/13	210,000	TRY	146,165
Republic of Turkey, Notes	6.750%	5/30/40	710,000		805,850
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,430,000		1,551,550
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000		121,250
Republic of Turkey, Senior Notes	7.500%	11/7/19	250,000		306,875
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,375,000		1,588,125

Total Turkey					4,519,815

Venezuela - 6.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,356,000		2,256,910	(b)
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	186,000		181,815	(a)(b)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000		46,902
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,310,000		894,075

Total Venezuela					3,379,702

TOTAL SOVEREIGN BONDS (Cost - $26,305,833)					26,859,851

CORPORATE BONDS & NOTES - 39.8%
CONSUMER DISCRETIONARY - 3.4%
Media - 3.4%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	770,000		856,528
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	300,000		347,698
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	410,000		477,650

TOTAL CONSUMER DISCRETIONARY					1,681,876

ENERGY - 17.8%
Oil, Gas & Consumable Fuels - 17.8%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	297,383		317,246	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	300,000		359,250
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000		436,500	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000		351,040	(b)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	100,000		121,500	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	430,000		454,725	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	330,000		334,950	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000		202,350	(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	80,000		85,200	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	708,000		743,335
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	435,000		470,805
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000		196,720
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000		383,250
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	820,000		861,000
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	200,000		244,000	(b)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Petronas Capital Ltd.	5.250%	8/12/19	890,000	$989,938	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	400,000	442,726	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	500,000	592,825	(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	250,000	238,180	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	250,000	278,125	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	109,750	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	500,000	557,500	(b)

TOTAL ENERGY				8,770,915

FINANCIALS - 0.8%
Commercial Banks - 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	100,000	98,721	(b)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	50,000	50,521	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000	100,070	(a)(b)

Total Commercial Banks				249,312

Diversified Financial Services - 0.3%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	160,000	157,790	(b)

TOTAL FINANCIALS				407,102

INDUSTRIALS - 1.3%
Building Products - 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	179,000	198,690	(b)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	107,000	(b)

Total Building Products				305,690

Construction & Engineering - 0.7%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	215,500	(b)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	100,000	107,750	(b)

Total Construction & Engineering				323,250

TOTAL INDUSTRIALS				628,940

MATERIALS - 7.5%
Containers & Packaging - 0.6%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	280,000	277,200	(b)

Metals & Mining - 6.4%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000	245,219	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	106,000	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	106,000	(b)
Evraz Group SA, Notes	8.875%	4/24/13	420,000	446,250	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	62,668
Southern Copper Corp., Senior Notes	6.750%	4/16/40	210,000	220,650
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	402,583
Vale Overseas Ltd., Notes	6.875%	11/21/36	985,000	1,095,394
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	147,350	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	105,500	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	200,000	214,000	(b)

Total Metals & Mining				3,151,614

Paper & Forest Products - 0.5%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	205,000	238,085

TOTAL MATERIALS				3,666,899

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 4.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	335,000		$303,175	(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000		45,125	(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	737,000		681,725	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	200,000		186,832	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	230,000		229,425	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	400,000		436,000	(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000		258,206	(b)

Total Diversified Telecommunication Services					2,140,488

Wireless Telecommunication Services - 2.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	100,000		112,623
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		107,051
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	100,000		109,750	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	810,000		858,600	(b)

Total Wireless Telecommunication Services					1,188,024

TOTAL TELECOMMUNICATION SERVICES					3,328,512

UTILITIES - 2.2%
Electric Utilities - 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	250,000		289,375	(b)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	180,000		195,300	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	210,000		250,950	(b)

Total Electric Utilities					735,625

Independent Power Producers & Energy Traders - 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		106,913	(b)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		106,786	(b)

Total Independent Power Producers & Energy Traders					213,699

Multi-Utilities - 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	100,000		117,250	(b)

TOTAL UTILITIES					1,066,574

TOTAL CORPORATE BONDS & NOTES (Cost - $18,777,991)					19,550,818

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.3%
U.S. Government Agencies - 0.3%
Federal Home Loan Bank (FHLB), Bonds (Cost - $141,939)	4.750%	12/10/10	135,000		135,155

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $45,225,763)					46,545,824

SHORT-TERM INVESTMENTS - 4.1%
Sovereign Bonds - 1.3%
Egypt Treasury Bills	8.541 - 8.769%	1/4/11	2,675,000	EGP	458,220	(e)
Egypt Treasury Bills	8.387%	2/15/11	125,000	EGP	21,209	(e)
Egypt Treasury Bills	7.910%	2/22/11	175,000	EGP	29,642	(e)
Egypt Treasury Bills	9.127%	5/24/11	850,000	EGP	140,429	(e)

Total Sovereign Bonds (Cost - $658,347)					649,500

U.S. Government Agencies - 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $19,979)	0.240%	5/9/11	20,000		19,983	(e)(f)

Repurchase Agreements - 2.8%
Morgan Stanley tri-party repurchase agreement dated 11/30/10; Proceeds at maturity - $1,355,008; (Fully collateralized by 1.230% due 8/23/13; Market value - $1,382,624) (Cost - $1,355,000)	0.220%	12/1/10	1,355,000		1,355,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,033,326)					2,024,483

TOTAL INVESTMENTS - 98.8% (Cost - $47,259,089#)					48,570,307
Other Assets in Excess of Liabilities - 1.2%					602,199

TOTAL NET ASSETS - 100.0%					$49,172,506

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Rate shown represents yield-to-maturity.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Variable rate security. Interest rate disclosed is as of the most recent available information.

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	November 30, 2010

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EGP	— Egyptian Pound
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$26,859,851	—	$26,859,851
Corporate bonds & notes	—	19,550,818	—	19,550,818
U.S. government & agency obligations	—	135,155	—	135,155

Total long-term investments	—	$46,545,824	—	$46,545,824

Short-term investments†	—	2,024,483	—	2,024,483

Total investments	—	$48,570,307	—	$48,570,307

Notes to Schedule of Investments (unaudited) (continued)

Other financial instruments:
Forward foreign currency contracts	—	$26,958	—	$26,958
Interest rate swaps‡	—	460	—	460

Total other financial instruments	—	$27,418	—	$27,418

Total	—	$48,597,725	—	$48,597,725

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$1,589	—	—	$1,589

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,119,647
Gross unrealized depreciation	(808,429)

Net unrealized appreciation	$1,311,218

At November 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U. S. Treasury 10-Year Notes	8	3/11	$994,464	$992,875	$(1,589)

At November 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	JPMorgan Chase	254,700	$330,600	12/15/10	$26,958

At November 30, 2010, the Fund had the following open swaps contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc.	$260,146	1/2/12	BRL-CDI	10.560%	—	$314	*
Credit Suisse First Boston Inc.	408,489	1/2/12	BRL-CDI	10.510%	—	146	*

Total	$668,635				—	$460

‡	Percentage shown is an annual percentage rate.

*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees
(See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	$(1,589)	—	—	$460	$(1,129)
Foreign Exchange Contracts	—	—	$26,958	—	—	26,958

Total	—	$(1,589)	$26,958	—	$460	$25,829

Notes to Schedule of Investments (unaudited) (continued)

During the period ended November 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$1,022,944
Forward foreign currency contracts (to buy)	48,729
Forward foreign currency contracts (to sell)	155,870

Average Notional Balance
Interest rate swap contracts	$668,635

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of November 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $0. If a contingent feature would have been triggered as of November 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	January 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	January 24, 2011